UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K
_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
February 13, 2023

USANA HEALTH SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Utah
(State or other jurisdiction of incorporation)

001-35024	87-0500306
(Commission File No.)	(IRS Employer Identification No.)

3838 West Parkway Boulevard
Salt Lake City, Utah 84120
(Address of principal executive offices, Zip Code)
Registrant's telephone number, including area code: (801) 954-7100

Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	USNA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 13, 2023, USANA Health Sciences, Inc. (the “Company” or “USANA”) announced that its Board of Directors (the “Board”) has appointed Jim Brown as the Company’s Chief Executive Officer effective July 1, 2023 (the “Effective Date”). Mr. Brown will succeed Kevin Guest, who will transition to Executive Chairman of the Company on the Effective Date.

Mr. Brown has served as President of the Company since October 2019. Prior to that he served as President and Chief Operating Officer from November 2016 to October 2019, and Chief Operating Officer from November 2013 until November 2016.  Mr. Brown served in various other management positions at the Company prior to 2013.

Mr. Brown’s current compensation will remain unchanged until the Effective Date.  Prior to the Effective Date, the Compensation Committee of the Board will set Mr. Brown’s new compensation as Chief Executive Officer. There is no arrangement or understanding between Mr. Brown and any other persons pursuant to which Mr. Brown was selected as Chief Executive Officer. There are no family relationships between Mr. Brown and any director or executive officer of the Company and there are no relationships between Mr. Brown and the Company or any of its subsidiaries that would require disclosure pursuant to Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

Mr. Guest has served as Chairman of the Board and Chief Executive Officer since May 2020.  Prior to that he served as Chief Executive Officer from November 2016 to May 2020, and as Co-Chief Executive Officer from August 2015 to November 2016.  Mr. Guest served as President of the Company from August 2014 to August 2015 and in various other management positions at the Company prior to 2014.

Mr. Guest’s current compensation will remain unchanged until the Effective Date.  Prior to the Effective Date, the Compensation Committee of the Board will set Mr. Guest’s new compensation as Executive Chairman. There is no arrangement or understanding between Mr. Guest and any other persons pursuant to which Mr. Guest was selected as Executive Chairman. There are no family relationships between Mr. Guest and any director or executive officer of the Company and there are no relationships between Mr. Guest and the Company or any of its subsidiaries that would require disclosure pursuant to Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

Item 7.01	Regulation FD Disclosure.

On Febuary 13, 2023, the Company issued a press release relating to the matters described in Item 5.02 of this Current Report on Form 8-K.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits
Exhibit No.	Description
99.1	Press release issued by USANA Health Sciences, Inc. dated February 13, 2023 (furnished herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USANA HEALTH SCIENCES, INC.

By: /s/ G. Douglas Hekking
G. Douglas Hekking, Chief Financial Officer

Date:  February 13, 2023

Exhibit Index

Exhibit No.	Description
99.1	Press release issued by USANA Health Sciences, Inc. dated February 13, 2023 (furnished herewith).